SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
              (Date of earliest event reported): February 24, 2004

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                        0-21696                 22-3106987
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
of Incorporation)                                           Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400



















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ITEM 5.    OTHER EVENTS

           On February 24, 2004, the Registrant disseminated a Press Release announcing the results of new studies supporting expansion of the potential clinical indications for its molecularly targeted product candidates, AP23464, to include specific difficult-to-treat solid tumors, such as breast, ovarian, prostate, liver, lung, kidney, brain, stromal and colorectal cancers. These results were presented by Tomi K. Sawyer, Ph.D. of ARIAD at the Keystone Conference on Protein Kinase and Cancer: the Promise of Molecular-based Therapies.

           The information contained in the Press Release dated February 24, 2004, is incorporated herein by reference and attached as Exhibit
           99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1   The Registrant's Press Release dated February 24, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ARIAD PHARMACEUTICALS, INC.



                                  By:    /s/ Edward M. Fitzgerald
                                         ------------------------
                                         Edward M. Fitzgerald
                                         Senior Vice President and
                                           Chief Financial Officer


Date:    February 24, 2004


                                       2
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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number     Description                                    Sequential Page Number
-------    -----------                                    ----------------------

99.1       The Registrant's Press Release dated February 24, 2004.             4


                                       3